Extension Note Receivable	6 Months Ended
Dec. 31, 2024
Extension Note Receivable [Abstract]
Extension Note Receivable

Note 5 — Extension Note Receivable

Pursuant to Merger Agreement, Estrella agreed to, upon request by UPTD, deposit the agreed reasonable amount to UPTD’s trust account in order to effectuate extension of UPTD’s deadline to consummate a business combination. Pursuant to the Merger Agreement, as of June 30, 2023, a total of $273,066 of six-monthly extension payments, each in the principal amount of $45,511, would be deposited into the Trust Account of UPTD, all of which were sourced by loans from Estrella (the “Extension Notes”). The Extension Notes bore no interest and were settled between Estrella and UPTD upon the consummation of the Business Combination on September 29, 2023.